UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 8, 2006


                                  WEB.COM, INC.
             (Exact name of registrant as specified in its charter)

          MINNESOTA                  000-17932                   41-1404301
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
                (Address of Principal Executive Offices/Zip Code)


                                 (404) 260-2477
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 2.01         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

         On August 8, 2006, Web.com, Inc. (the "Company") issued a press release regarding its financial results for the ficscal quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

     USE OF NON-GAAP FINANCIAL INFORMATION

         The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. The Company has provided reconciliations within this earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         Adjusted net income (loss) from continuing operations is presented in the earnings release because management believes that this non-GAAP measure of financial performance provides investors with valuable insight into the Company's ongoing business and operating results from period-to-period. The Company defines adjusted net income (loss) from continuing operations as net income (loss) from continuing operations excluding (i) provision for income taxes, (ii) interest income or expense, (iii) depreciation, (iv) amortization of intangibles, and (v) stock based compensation. Management uses this non-GAAP financial measure as a primary measure in monitoring and evaluating the Company's ongoing operating results and trends of its operations. The Company believes that excluding income (loss) from discontinued operations provides a more relevant measure of the Company's present web services business. The Company's income (loss) from discontinued operations relates to the Company's prior business of manufacturing personal computers, which the Company sold in fiscal 2001, and is wholly unrelated to the Company's present web services business. Management believes the exclusion of stock based compensation provides a more consistent comparison against prior periods, since stock based compensation was not included in net income (loss) for prior fiscal years. Management believes that measuring the performance of the business without regard to interest, taxes and depreciation and amortization can make trends in operating results more readily apparent, and when considered with other information, assist management and investors in evaluating the Company's ability to generate future earnings.

         Adjusted net income (loss) from continuing operations should be considered in addition to, and not as a substitute for, net income or loss or other measures of financial performance reported in accordance with GAAP. Adjusted net income (loss) from continuing operations does not take into account costs of doing business that can be substantial, such as income taxes and interest expense. Adjusted net income (loss) from continuing operations may not be comparable to similarly captioned information reported by other companies.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Shell Company Transactions.

                  Not applicable.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1*    Press Release dated August 8, 2006.

         * This exhibit is furnished, not filed.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WEB.COM, INC.



Date:    August 8, 2006          By:  /s/ Gonzalo Troncoso
                                      ------------------------------------------
                                      Gonzalo Troncoso, Chief Financial Officer



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